SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 22, 2003

(Date of Report)

AT&T WIRELESS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16567	91-1379052

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7277-164th Ave. NE, Building 1, Redmond, Washington 98052

(Address of Principal Executive Offices, Including Zip Code)

(425) 580-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
Item 12. Disclosure of Results of Operations and Financial Condidtion
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits:

99.1	Press Release dated October 22, 2003.
99.2	Earnings Commentary dated October 22, 2003.

Item 9. Regulation FD Disclosure

     On October 22, 2003, AT&T Wireless Services, Inc. announced financial results for the third quarter of 2003. The press release is attached hereto as Exhibit 99.1. The Earnings Commentary is attached as Exhibit 99.2.   *

Item 12. Disclosure of Results of Operations and Financial Condidtion

     On October 22, 2003, AT&T Wireless Services, Inc. announced financial results for the third quarter of 2003. The press release is attached hereto as Exhibit 99.1. The Earnings Commentary is attached as Exhibit 99.2.   *

*   The information included in the section is also intended to be furnished and not filed.

3

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T WIRELESS SERVICES, INC.

Dated: October 22, 2003	By	/s/ Benjamin F. Stephens

Benjamin F. Stephens
Assistant Secretary

Exhibit Index

99.1	AT&T Wireless Press Release dated October 22, 2003.
99.2	AT&T Wireless Earnings Commentary dated October 22, 2003.